UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22602

COTTONWOOD MUTUAL FUNDS

 (Exact name of registrant as specified in charter)

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

 (Address of principal executive offices)(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 564-5100

Date of fiscal year end: Last Day of February

Date of reporting period:  February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

HAGIN Keystone Market Neutral Fund

FEBRUARY 28, 2013

Dear Shareholder,

In 2012, the S&P 500® stock index rallied about 13.5%.  With dividends, that annual performance improves to 16%.  Since its inception on March 16, 2012, the HAGIN Keystone Market Neutral fund was down 6.7% net of all fees and trading costs.  The Fund’s performance was driven by its stock picks. For the fiscal year ending February 2013, the top five contributors to performance were: SolarWinds, Expedia, Wabco Holdings, Lyondellbasell Industrials, and Tempur-Pedic.  These stocks contributed 1.45% to performance over the Fund’s fiscal year. The bottom five detractors to performance were: Advanced Micro Devices, Big Lots, VMWare, Commonwealth REIT, and IPG Photonics. These stocks detracted 1.45% to performance over the Fund’s fiscal year.  We observe that the stocks of lower quality companies outperformed those of high quality companies, contrary to our expectation.  As we explain below, we expect our stocks to behave more in line with expectations when stocks begin to price in fundamentals and not just central bank intervention.

Oddly, the strength in stock markets was not mirrored in the real economy.  For example, in July 2012, the Institute of Supply Management reported that the “New Orders” component within their monthly manufacturing report declined to a value of 47.5.  A reading below 50 is conventionally interpreted to mean a contraction in U.S. industrial activity is looming.  As context, the last time New Orders fell to similar levels was in the summer of 2008 when the “Great Recession” was unfolding.  By late October of 2012, the U.S. Department of Agriculture reported that the number of food stamp recipients increased 70 percent since 2007.  The Economic Policy Institute also estimated that more than 42 million Americans are on food stamps.  This weakness in several widely followed economic indicators prompted prominent forecaster, the Economic Cycle Research Institute, to boldly announce that the U.S. had already slipped into another recession.  Even the Federal Reserve Chairman Ben Bernanke, in assessing economic trends, has consistently called the recovery since the Great Recession “uneven,” in both congressional testimony and press conferences.  All of this is to say that we think the stock market rallied not as a result of the economy, but in spite of it, thanks to monetary policy that is often described as “unprecedented.”

We believe that central bank’s intervention has truly been unprecedented in at least three regards.  First, central banks across three different continents have either pledged or initiated asset purchase programs.  Given how geographically widespread central bank intervention has become, time will tell, perhaps not too soon, if all of these actions are coordinated to revive global growth, or are really volleys in a currency war.  Second, monetary policy has begun to target levels in economic indicators, like inflation and the unemployment rate.  Monetary policy has now become “open ended” in that the central bank will continue to purchase assets indefinitely, ceasing only when the economic target is achieved.  Of course, the risk here is the scenario where the central banks have grown their balance sheets too large so that they cannot exit any positions without moving prices.  Also, market sentiment would be greatly shaken if any central bank capitulated, ending purchases after failing to achieve targets even after an extended period of time.  Third, the scope of monetary policy is fast growing.  Asset purchases were introduced as a crisis measure, but the extraordinary has now become routine for central banks.  The scope of what the central bank purchases has expanded beyond sovereign debt to now include mortgages, and even REITs, ETFs and individual stocks, like Apple.

In spite of the stock market’s new highs, it is still too soon to deliver a verdict on whether unprecedented and unconventional central bank intervention can achieve full employment, and if it can avoid the unintended consequences of higher volatility, hyperinflation or both.  What we do know is that all of this intervention is creating market distortions that are presenting us some good stock picking opportunities.

The market distortion we speak of refers to how higher quality companies have had their stocks lag those of lower quality companies last year.  This, in turn, has in the short-term caused your HAGIN Keystone Market Neutral Fund (the “Fund”) to underperform: since its inception on March 16, 2012, the fund was down 6.7% net of all fees and trading costs.  Our investment philosophy views a share of stock as a fractional ownership in its underlying company and its financial performance.  Hence, we would prefer to own higher quality companies and short those that we perceive to be lower quality.  Our concept of quality includes such attributes as cheaper valuation, higher profitability, strong investor sentiment, and solid balance sheets.  The more of these attributes a company has, the higher its quality.  Those companies that have the inverse of these attributes, (e.g., a company has increasing losses instead of profits), we deem as lower quality and we are more likely to sell their stocks short.  For example, consider the 1000 largest stocks domiciled in the U.S. that make up the Russell 1000 Index.  Sort these stocks into five buckets based on the profitability of the company’s assets (i.e., Return on Assets (ROA)) and measure what the average return of the stocks was from March 31, 2012, through February 28, 2013.  The companies that sort into the first bucket would have the most profitable assets and boast a median ROA of more than 14%, and their stocks would have delivered an average return of less than 5%, significantly lagging the S&P 500’s approximately 10% return for the same period.  However, those companies that had the least profitable assets and sorted into the last bucket had a median ROA close to zero, but their stocks had an average return of 13%, outperforming the first bucket and the market overall.  A similar pattern shows up when looking at the stocks of companies with high levels of debt.  The more debt a company needs to run its operations, the better its stock did.  Those companies that were able to generate cash from their operations and depend less on external borrowing had stocks that on average lagged.  These patterns are unsustainable, but exist because the Federal Reserve suppressed interest rates down to zero.  When investment principles re-exert themselves, we believe our strategy will benefit.

As several market indices have shattered old records and set new highs, it would be a mistake to think that all of one’s wealth should be in stocks.  Such thinking, when widespread, has defined prior stock market bubbles.  Still, we believe asset allocation remains the most reliable path for growing wealth, while diversifying the risk of big price declines prior to a key target date, like the onset of retirement or sending a child to college.  Within the typical asset allocation plan that holds a significant amount of equity, the HAGIN Keystone Market Neutral Fund would play a key role in diversifying risk especially at a time when bond yields and credit spreads are near record lows, cash yields are zero, and the economy is looking shaky.  For the fiscal year ending February 28, 2013, the Fund’s historical beta and R-squared (a measure of correlation) to the S&P 500 were close to zero.  These are both key attributes for any diversifying asset class, but unlike the Fund, not every market neutral fund possesses them.

We are excited about the investing opportunities many quality companies are presenting us.  We are mindful of our risk controls as the market returns to peak levels, geopolitical risks remain elevated, and a tiny country like Cyprus can dominate international headlines with its recent banking crises.   We thank you for your trust.

Nathan Lee, CFA, Portfolio Manager

Kyle Cox, CFA, Associate Portfolio Manager

Patrick Morris, Portfolio Manager

Robert Morris, Portfolio Manager

HAGIN KEYSTONE MARKET NEUTRAL FUND

PERFORMANCE ILLUSTRATION

FEBRUARY 28, 2013 (UNAUDITED)

FOR PERIOD MARCH 16, 2012* THROUGH FEBRUARY 28, 2013

	Since Inception *	Ending Value
HAGIN Keystone Market Neutral Fund	-6.70%	$ 9,330
Citigroup 3M T-Bill Index (SBMMTB3)	0.08%	$ 10,008
S&P 500 Index	10.23%	$ 11,023

Cumulative Performance Comparison of $10,000 Investment Since Inception *

* Date of commencement of investment operations (March 16, 2012).

This chart assumes an initial investment of $10,000 made on the closing of March 16, 2012 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Citigroup 3M T-Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Indexes consist of the last three three-month Treasury bill issues.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

HAGIN KEYSTONE MARKET NEUTRAL FUND

PORTFOLIO ILLUSTRATION

FEBRUARY 28, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represent as a percentage of the portfolio of investments, by industry sectors.

Cash Equivalent
7.64%
Basic Materials
4.87%
Communication
Services
2.08%
Consumer Cyclical
10.51%
Consumer Defensive
1.79%
Energy
3.29%
Exchange Traded Fund
1.21%
Financial Services
3.94%
Healthcare
3.86%
Industrials
8.43%
Real Estate Investment
Trusts
0.44%
Technology
8.90%
U.S. Treasury
43.04%

	HAGIN Keystone Market Neutral Fund
	Schedule of Investments
	February 28, 2013

Shares		Value

COMMON STOCK - 53.52%

Agricultural Chemicals - 0.40%
8	CF Industries Holdings, Inc.	$ 1,607

Air Transportation, Scheduled - 0.65%
184	Delta Airlines, Inc. *	2,626

Ball & Roller Bearings - 0.71%
53	Timken Co.	2,879

Biological Products (No Diagnostic Substances) - 0.72%
32	Amgen Inc.	2,930

Bituminous Coal & Lignite Mining - 0.31%
39	Walter Energy, Inc.	1,240

Books: Publishing or Publishing & Printing - 0.59%
51	McGraw-Hill Companies, Inc.	2,374

Chemicals & Allied Products - 0.75%
177	Huntsman Corp. (a)	3,050

Commercial Printing - 0.70%
270	RR Donnelley & Sons Co.	2,819

Communications Services, NEC - 0.68%
57	DIRECTV *	2,746

Computer & Office Equipment - 0.63%
115	Lexmark International, Inc., Class A	2,532

Computer Communications Equipment - 0.78%
8	F5 Networks, Inc. *	755
158	Riverbed Technology, Inc. *	2,413
		3,168
Computer Peripheral Equipment, NEC - 0.64%
464	Brocade Communications Systems, Inc. *	2,603

Computer Storage Devices - 0.60%
72	Netapp, Inc. *	2,436

Converted Paper & Paperboard Products (No Containers/Boxes) - 0.33%
36	Bemis, Inc.	1,344

Crude Petroleum & Natural Gas - 0.83%
187	Exco Resources, Inc.	1,242
25	Plains Exploration & Production Co. *	1,134
58	Ultra Petroleum Corp. *	989
		3,365
Dental Equipment & Supplies - 0.25%
14	Sirona Dental Systems, Inc. *	994

Drilling Oil & Gas Wells - 0.71%
41	Diamond Offshore Drilling, Inc.	2,857

Electromedical & Electrotherapeutic Apparatus - 0.74%
21	Thoratec Corp. *	740
32	Varian Medical Systems, Inc. *	2,260
		3,000
Electronic Components & Accessories - 0.38%
116	Vishay Intertechnology, Inc. *	1,530

Finance Services - 0.77%
50	American Express Co.	3,108

Fire, Marine & Casualty Insurance - 1.23%
10	Allied World Insurance Co. (a)	878
15	Chubb Corp.	1,260
80	Validus Holdings, Ltd.	2,850
		4,988
Heavy Construction Other Than Building Construction-Contractors - 0.49%
32	Fluor Corp.	1,981

Hotels & Motels - 1.40%
67	Choice Hotels International, Inc.	2,548
79	Marriott International, Inc., Class A	3,117
		5,665
Household Furniture - 0.62%
61	Tempur-Pedic International Inc. *	2,505

Ice Cream & Frozen Desserts - 0.26%
64	Dean Foods Co. *	1,062

In Vitro & In Vivo Diagnostic Substances - 0.18%
28	Myriad Genetics, Inc. *	712

Industrial Organic Chemicals - 1.65%
56	LyondellBasell Industries NV Class A	3,283
8	NewMarket Corp.	2,013
16	Westlake Chemical Corp.	1,380
		6,676
Insurance Agents, Brokers & Service - 0.20%
11	Erie Indemnity Co., Class A	805

Laboratory Analytical Instruments - 0.26%
5	Mettler Toledo International, Inc. *	1,064

Lawn & Garden Equipment - 0.69%
62	Toro Co.	2,796

Metal Cans - 0.46%
42	Ball Corp.	1,865

Metalworking Machinery & Equipment - 0.67%
48	Lincoln Electric Holdings, Inc.	2,690

Millwood, Veneer, Plywood, & Structural Wood Members - 0.22%
47	Masco Corp.	905

Miscellaneous Transportation Equipment - 0.76%
35	Polaris Industries, Inc.	3,058

Motor Vehicle Parts & Accessories - 0.28%
27	Delphi Automotive Plc. *	1,130

Motor Vehicles & Passenger Car Bodies - 0.77%
45	Wabco Holdings, Inc. * (a)	3,092

Natural Gas Transmission & Distribution - 0.21%
24	Williams Companies, Inc.	833

Newspapers: Publishing or Publishing & Printing - 0.49%
99	Gannett Co.	1,987

Oil & Gas Field Services, NEC - 0.26%
66	RPC, Inc.	1,068

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.33%
10	PPG Industries, Inc.	1,347

Paper Mills - 0.20%
11	Domtar Corp.	820

Paperboard Containers & Boxes - 0.87%
69	Greif, Inc., Class A	3,510

Petroleum Refining - 1.68%
62	HollyFrontier Corp.	3,484
14	Marathon Petroleum Corp.	1,160
19	Tesoro Corp.	1,069
24	Valero Energy Corp.	1,094
		6,807
Pharmaceutical Preparations - 1.57%
57	Eli Lilly & Co.	3,116
45	Vertex Pharmaceuticals, Inc. *	2,107
84	Warner Chilcott Plc., Class A (a)	1,135
		6,358
Radiotelephone Communications - 0.19%
78	MetroPCS Communications, Inc. *	764

Retail-Apparel & Accessory Stores - 0.77%
78	Hanesbrands Inc. *	3,092

Retail-Auto & Home Supply Stores - 0.76%
30	O'Reilly Automotive, Inc. * (a)	3,054

Retail-Building Materials, Hardware, Garden Supply - 0.64%
16	Sherwin-Williams Co.	2,585

Retail-Eating Places - 0.56%
14	Panera Bread Co., Class A *	2,253

Retail-Family Clothing Stores - 1.39%
131	American Eagle Outfitters, Inc.	2,709
65	The TJX Companies, Inc.	2,923
		5,632
Retail-Retail Stores, NEC - 0.37%
23	Petsmart, Inc.	1,498

Retail-Women's Clothing Stores - 0.66%
156	Chico's FAS Inc.	2,649

Rolling Drawing & Extruding of Nonferrous Metals - 0.70%
334	Alcoa, Inc.	2,846

Search, Detection, Navigation, Guidance, Aeronautical Sys - 1.28%
39	Garmin, Ltd.	1,340
22	Harris Corp.	1,058
42	Northrop Grumman Corp.	2,759
		5,157
Semiconductors & Related Devices - 0.38%
154	Marvell Technology Group, Ltd.	1,555

Services-Auto Rental & Leasing (No Drivers) - 0.37%
75	Hertz Global Holdings, Inc. *	1,496

Services-Business Services, NEC - 3.49%
64	Global Payments Inc.	3,085
115	Lender Processing Services, Inc. (a)	2,824
6	MasterCard, Inc., Class A	3,107
19	VISA, Inc., Class A	3,014
150	Western Union Co.	2,105
		14,135
Services-Computer Integrated Systems Design - 0.87%
73	Computer Sciences Corp.	3,506

Services-Computer Processing & Data Preparation - 1.37%
75	AOL Inc. *	2,767
107	CoreLogic, Inc. *	2,772
		5,539
Services-Consumer Credit Reporting, Collection Agencies - 0.19%
16	Moody's Corp.	769

Services-Educational Services - 1.13%
108	DeVry, Inc.	3,238
97	ITT Educational Services Inc. *	1,337
		4,575
Services-Engineering Services - 0.32%
43	Aecom Technology Corp. *	1,303

Services-Management Consulting Services - 0.18%
57	Booz Allen Hamilton Holding Corp., Class A	730

Services-Management Services - 0.74%
60	Gartner, Inc. *	2,986

Services-Miscellaneous Business Services - 0.78%
99	Tyco International Ltd. *	3,169

Services-Prepackaged Software - 3.70%
51	BMC Software, Inc. *	2,046
159	Electronic Arts Inc. *	2,787
101	Microsoft Corp.	2,808
87	Oracle Corp.	2,979
50	SolarWinds, Inc. *	2,823
21	VMware, Inc., Class A *	1,508
		14,951
Ship & Boat Building & Repairing - 0.83%
70	Huntington Ingalls Industries, Inc.	3,363

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.26%
51	United States Steel Corp. (a)	1,063

Surgical & Medical Instruments & Apparatus - 0.61%
334	Boston Scientific Corp. *	2,468

Telephone Communications (No Radio Telephone) - 1.46%
82	AT&T, Inc.	2,945
64	Verizon Communications, Inc.	2,978
		5,923
Transportation Services - 0.74%
47	Expedia, Inc.	3,003

Trucking (No Local) - 0.24%
14	JB Hunt Transport Services Inc.	975

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 0.62%
61	Nu Skin Enterprises Inc., Class A	2,513

TOTAL FOR COMMON STOCK (Cost $201,692) - 53.52%		$ 216,484

EXCHANGE TRADED FUND - 1.36%
200	iShares Dow Jones US Broker-Dealers (a) (Cost $4,645)	$ 5,506

REAL ESTATE INVESTMENT TRUSTS - 0.49%
36	Apartment Investment & Management Co., Class A	1,066
40	CBL & Associates Properties, Inc.	910

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $1,749) - 0.49%		$ 1,976

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 48.34%
195,500	US Treasury Bill, 0.115%, 3/28/13 (Cost $195,566) (a)	$ 195,490

SHORT TERM INVESTMENTS - 8.58%
34,702	Fidelity Money Market Fund #59, 0.12%, (Cost $34,702) **	34,702

TOTAL INVESTMENTS (Cost $438,354) - 112.29%		$ 454,158

LIABILITIES IN EXCESS OF OTHER ASSETS - (12.29)%		(49,711)

NET ASSETS - 100.00%		$ 404,447

(a) All or a portion of this security is held as collateral for securities sold short. See Note 2 in the Notes to the Financial Statements.
* Represents non-income producing security during the period.
** Variable Rate Security, the coupon rate shown represents the 7-day yield at February 28, 2013.
The accompanying notes are an integral part of these financial statements.

	HAGIN Keystone Market Neutral Fund
	Schedule of Securities Sold Short
	February 28, 2013

Shares		Value

COMMON STOCK

Aircraft Engines & Engine Parts
17	United Technologies Corp.	$ 1,539

Aircraft Parts & Auxiliary Equipment, NEC
14	Transdigm Group Inc.	1,993

Apparel & Other Finished Prods of Fabrics & Similar Material
28	Under Armour, Inc., Class A *	1,380

Beverages
22	Constellation Brands Inc., Class A *	973
7	Crimson Wine *	56
		1,029
Biological Products (No Diagnostic Substances)
45	Ariad Pharmaceuticals, Inc. *	946
39	Catamaran Corp. *	2,096
16	Onyx Pharmaceuticals, Inc. *	1,205
		4,247
Bituminous Coal & Lignite Surface Mining
32	Peabody Energy Corp.	690

Cable & Other Pay Television Services
11	Charter Communications, Inc. *	950
13	Discovery Communications, Inc., Series A *	953
19	Liberty Global Inc., Class A *	1,309
29	Time Warner Inc.	1,542
		4,754
Calculating & Accounting Machines (No Electronic Computers)
44	Diebold, Inc.	1,243
78	NCR Corp. *	2,151
62	Verifone Systems, Inc. *	1,176
		4,570
Carpets & Rugs
10	Mohawk Industries, Inc. *	1,060

Communications Services, NEC
24	Crown Castle International Co. *	1,675
35	Neustar, Inc., Class A *	1,535
27	SBA Communications Corp. *	1,920
		5,130
Computer Storage Devices
38	Sandisk Corp. *	1,916
26	Western Digital Corp.	1,226
		3,142
Construction Machinery & Equipment
20	Caterpillar, Inc.	1,847

Converted Paper & Paperboard Products (No Containers/Boxes)
114	Sealed Air Corp.	2,532

Crude Petroleum & Natural Gas
79	Cobalt International Energy, Inc. *	1,949
24	Concho Resources, Inc. *	2,159
15	Continental Resources Inc. *	1,320
		5,428
Cutlery, Handtools & General Hardware
10	Snap-on Inc.	803

Dolls & Stuffed Toys
51	Mattel Inc.	2,078

Drilling Oil & Gas Wells
39	Atwood Oceanics, Inc. *	1,995

Electric Services
43	Northeast Utilities	1,785

Electrical Industrial Apparatus
192	Graftech International, Ltd. *	1,419

Electrical Work
72	Quanta Services, Inc. *	2,045

Fats & Oils
15	Bunge Ltd.	1,112

General Building Contractors - Residential Buildings
50	Lennar Corp.	1,930

General Industrial Machinery & Equipment, NEC
30	Nordson Corp.	1,902

Gold & Silver Ores
48	Allied Nevada Gold Corp. *	878

Hospitals & Medical Service Plans
18	Aetna Inc.	849
76	Health Net, Inc. *	1,956
29	Humana, Inc.	1,980
34	WellPoint, Inc.	2,114
		6,899
Hotels & Motels
21	Hyatt Hotels Corp., Class A *	863

Household Audio & Video Equipment
20	Harman International Industries, Inc.	849

Iron & Steel Foundries
11	Precision Castparts Corp.	2,052

Laboratory Analytical Instruments
29	Perkinelmer, Inc.	991

Lumber & Wood Products (No Furniture)
69	Leucadia National Corp.	1,856

Machine Tools, Metal Cutting Types
49	Kennametal, Inc.	1,984

Men's & Boy's Furnishings, Work Clothing, & Allied Garments
11	VF Corp.	1,774

Metal Mining
29	Cliffs Natural Resources, Inc.	738

Metalworking Machinery & Equipment
17	SPX Corp.	1,369

Mineral Royalty Traders
16	Royal Gold, Inc.	1,049

Mining Machinery & Equip (No Oil & Gas Field Mach & Equip)
32	Joy Global, Inc.	2,027

Motor Vehicles & Passenger Car Bodies
18	Paccar, Inc.	854

National Commercial Banks
39	BB&T Corp.	1,184
30	SunTrust Banks, Inc.	828
33	US Bankcorp	1,121
50	Wells Fargo & Co.	1,754
		4,887
Natural Gas Distribution
114	Cheniere Energy, Inc. *	2,428

Natural Gas Transmission
55	Kinder Morgan, Inc.	2,039

Oil & Gas Field Machinery & Equipment
44	FMC Technologies, Inc. *	2,284
27	National Oilwell Varco, Inc.	1,840
		4,124
Oil & Gas Field Services, NEC
93	Superior Energy Services, Inc. *	2,460

Operative Builders
99	DR Horton, Inc.	2,208
49	Toll Brothers, Inc. *	1,672
		3,880
Ophthalmic Goods
8	The Cooper Companies, Inc.	848

Pharmaceutical Preparations
20	Alexion Pharmaceuticals, Inc. *	1,735
17	BioMarin Pharmaceutical Inc. *	985
35	Medivation, Inc. *	1,720
8	Regeneron Pharmaceuticals, Inc. *	1,336
44	Salix Pharmaceuticals Ltd. *	2,149
		7,925
Plastic Materials, Synth Resins & Nonvulcan Elastomers
17	Eastman Chemical Co.	1,185

Primary Smelting & Refining of Nonferrous Metals
60	Air Lease Corp. *	1,630

Printed Circuit Boards
50	Jabil Circuit, Inc.	937

Public Building & Related Furniture
40	B/E Aerospace Inc. *	2,104
39	Johnson Controls, Inc.	1,227
		3,331
Pumps & Pumping Equipment
49	Colfax Corp. *	2,127

Radio Broadcasting Stations
198	Pandora Media, Inc. *	2,416

Retail-Apparel & Accessory Stores
70	Ascena Retail Group Inc. *	1,175

Retail-Auto Dealers & Gasoline Stations
43	Autonation, Inc. *	1,882
52	Carmax, Inc. *	1,997
		3,879
Retail-Building Materials, Hardware, Garden Supply
44	Fastenal Co.	2,272
9	Tractor Supply Co.	936
		3,208
Retail-Drug Stores & Proprietary Stores
17	Express Scripts Holding Co. *	968

Retail-Food Stores
44	GNC Holdings, Inc.	1,804

Retail-Jewelry Stores
14	Signet Jewelers, Ltd.	857
29	Tiffany & Co.	1,948
		2,805
Retail-Lumber & Other Building Materials Dealers
22	Lowe's Companies Inc.	839

Retail-Retail Stores, NEC
31	Sally Beauty Holdings, Inc. *	860

Retail-Variety Stores
32	Dollar General Corp. *	1,483

Rubber & Plastics Footwear
46	Deckers Outdoor Corp. *	1,859

Security Brokers, Dealers & Flotation Companies
145	Charles Schwab Corp.	2,355
21	Raymond James Financial, Inc.	921
48	TD Ameritrade Holding Corp.	912
		4,188
Semiconductors & Related Devices
33	Broadcom Corp., Class A	1,125
18	IPG Photonics Corp.	1,067
62	Microchip Technology, Inc.	2,261
45	Silicon Laboratories, Inc. *	1,868
66	Skyworkds Solutions, Inc. *	1,406
		7,727
Services-Advertising
120	Clear Channel Outdoor Holdings Inc., Class A *	912

Services-Advertising Agencies
175	The Interpublic Group of Companies, Inc.	2,237

Services-Business Services, NEC
13	Alliance Data Systems Corp. *	2,063
20	FleetCor Technologies, Inc. *	1,396
29	Ebay, Inc. *	1,587
		5,046
Services-Commercial Physical & Biological Research
105	Incyte Corp. *	2,334

Services-Computer Processing & Data Preparation
33	Automatic Data Processing, Inc.	2,025
15	Fiserv, Inc. *	1,234
		3,259
Services-Computer Programming, Data Processing, ETC
47	Facebook, Inc., Class A *	1,281

Services-Equipment Rental & Leasing, NEC
44	United Rentals, Inc. *	2,350

Services-Help Supply Services
44	Manpower, Inc.	2,402

Services-Management Consulting Services
35	Towers Watson & Co., Class A	2,330

Services-Motion Picture & Video Tape Production
114	DreamWorks Animation SKG, Inc., Class A *	1,892

Services-Personal Services
50	Tripadvisor, Inc. *	2,277

Services-Prepackaged Software
32	DST Systems Inc.	2,173
15	Intuit Inc.	967
		3,140
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
26	Ecolab, Inc.	1,990

State Commercial Banks
40	Popular, Inc. *	1,117

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens)
17	Carpenter Technology Corp.	803

Telephone Communications (No Radio Telephone)
98	Level 3 Communications, Inc. *	1,958

Watches, Clocks, Clockwork Operated Devices/Parts
9	Fossil, Inc. *	925

Wholesale-Computers & Peripheral Equipment & Software
113	Ingram Micro Inc., Class A *	2,131
42	Tech Data Corp. *	2,229
		4,360
Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies
87	LKQ Corp. *	1,844

X-Ray Apparatus & Tubes & Related Irradiation Apparatus
99	Hologic, Inc. *	2,160

TOTAL FOR COMMON STOCK (Proceeds $173,835)		$ 194,222

EXCHANGE TRADED FUNDS
56	SPDR S&P 500	8,490

TOTAL EXCHANGE TRADED FUNDS (Proceeds $7,800)		$ 8,490

REAL ESTATE INVESTMENT TRUSTS
18	American Tower Corp.	1,397
10	AvalonBay Communities, Inc.	1,248
122	CommonWealth REIT	3,081
75	Corporate Office Properties Trust	1,940
53	Extra Space Storage, Inc.	1,984
32	Prologis, Inc.	1,246
29	Weyerhaeuser Co.	853

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Proceeds $10,085)		$ 11,749

TOTAL SECURITIES SOLD SHORT (Proceeds $191,720)		$ 214,461

* Represents non-income producing security during the period.
The accompanying notes are an integral part of these financial statements.

HAGIN Keystone Market Neutral Fund
Statement of Assets and Liabilities
February 28, 2013

Assets:
Investments in Securities, at Value (Cost $438,354)	$ 454,158
Cash	165,128
Receivables:
Dividends and Interest	432
Total Assets	619,718
Liabilities:
Securities Sold Short, at Value (Proceeds $191,720)	214,461
Payables:
Advisory Fees (Note 4)	510
Dividend Expense on Short Positions	184
Broker Fees	116
Total Liabilities	215,271
Net Assets	$ 404,447

Net Assets Consist of:
Paid In Capital	$ 431,367
Accumulated Undistributed Net Investment Loss	(658)
Accumulated Undistributed Realized Loss on Investments	(19,325)
Unrealized Depreciation in Value of Investments	(6,937)
Net Assets for 43,331 Shares Outstanding	$ 404,447
(Unlimited number of shares authorized without par value)

Shares Outstanding	43,331

Net Asset Value and Offering Price Per Share	$ 9.33

The accompanying notes are an integral part of these financial statements.

HAGIN Keystone Market Neutral Fund
Statement of Operations
For the Period March 16, 2012 (Commencement of Operations)
through February 28, 2013

Investment Income:
Dividend Income	$ 3,916
Interest Income	333
Total Investment Income	4,249

Expenses:
Advisory Fees (Note 4)	4,962
Interest and Broker Expenses	922
Dividends on Short positions	2,656
Total Expenses	8,540

Net Investment Loss	(4,291)

Realized Loss on:
Investments in Securities	(29)
Options	(83)
Securities Sold Short	(19,213)
Net Realized Loss on Investments, Options and Securities Sold Short	(19,325)

Change in Unrealized Appreciation/Depreciation on:
Investments in Securities	15,804
Securities Sold Short	(22,741)
Change in Unrealized Depreciation	(6,937)

Net Realized and Unrealized Loss on Investments	(26,262)

Net Decrease in Net Assets Resulting from Operations	$ (30,553)

The accompanying notes are an integral part of these financial statements.

HAGIN Keystone Market Neutral Fund
Statement of Changes in Net Assets

Period Ended *
2/28/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (4,291)
Net Realized Loss on Investments	(29)
Net Realized Loss on Options	(83)
Net Realized Loss on Securities Sold Short	(19,213)
Change in Unrealized Appreciation on Investments	15,804
Change in Unrealized Depreciation on Securities Sold Short	(22,741)
Net Decrease in Net Assets Resulting from Operations	(30,553)

Capital Share Transactions (Note 5)	335,000

Total Increase in Net Assets	304,447

Net Assets:
Beginning of Period	100,000

End of Period (including accumulated undistributed net investment loss of $(658))	$ 404,447

* For the period March 16, 2012 (commenced operations) through February 28, 2013.
The accompanying notes are an integral part of these financial statements.

HAGIN Keystone Market Neutral Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Period Ended	(a)
	2/28/2013

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.10)
Net Realized and Unrealized Gain/(Loss) on Investments	(0.57)
Total from Investment Operations	(0.67)

Net Asset Value, at End of Period	$ 9.33

Total Return ** (b)	(6.70)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 404
Ratio of Expenses to Average Net Assets	2.14%	***
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	1.25%	***
Ratio of Net Investment Loss to Average Net Assets	(1.08)%	***
Portfolio Turnover	266.03%

(a) For the period March 16, 2012 (Commencement of Operations) through February 28, 2013.
(b) Not Annualized
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized
The accompanying notes are an integral part of these financial statements.

HAGIN KEYSTONE MARKET NEUTRAL FUND

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2013

1.  ORGANIZATION

Cottonwood Mutual Funds (the “Trust”) is an open-end management investment company organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on August 31, 2011.  As of February 28, 2013, the Trust currently consists of one series of shares of beneficial interest (“shares”) called the HAGIN Keystone Market Neutral Fund (the “Fund”). The Fund commenced operations on March 16, 2012. The Fund is a diversified fund. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series. The investment adviser to the Fund is HAGIN Capital, LLC, d.b.a. HAGIN Investment Management (“Adviser”). The Fund’s investment objective is long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

ORGANIZATIONAL AND OFFERING EXPENSES:  All costs incurred by the Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Adviser and will not be borne by the Fund.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period March 16, 2012 through February 28, 2013, the Fund did not incur any interest or penalties. The Fund’s tax filings are open for examination for all tax periods since inception.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As of February 28, 2013, the Fund recorded permanent book/tax differences of $3,633 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

EXPENSES:  Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis, as determined by the Board of Trustees (the “Board”).

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHORT SALES - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently “marked-to-market” to reflect the current fair value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 3 below. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short. At February 28, 2013, the Fund had collateral of $211,125 for securities sold short. The Fund’s deposit with the broker for securities sold short is with one major security dealer.

OTHER: The Fund records security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

3.  SECURITIES VALUATIONS

As described in Note 2, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock including ADRs, exchange traded funds, and real estate investment trusts) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money Markets - Money market securities are generally priced at the ending value at $1 NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities (including U.S. Government Agencies and Obligations) - Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as Level 2.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of February 28, 2013:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$216,484	$0	$0	$216,484
Exchange Traded Fund	5,506	0	0	5,506
Real Estate Investment Trusts	1,976	0	0	1,976
U.S. Government Agencies and Obligations	0	195,490	0	195,490
Short-Term Investments	34,702	0	0	34,702
Total	$258,668	$195,490	$0	$454,158

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks	$194,222	$0	$0	$194,222
Exchange Traded Funds	8,490	0	0	8,490
Real Estate Investment Trusts	11,749	0	0	11,749
Total	$214,461	$0	$0	$214,461

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) during the period March 16, 2012 through February 28, 2013.

The Fund did hold derivative instruments during the period March 16, 2012 through February 28, 2013. See Note 6. For more detail on the industry classification of investments, please refer to the Fund’s Schedule of Investments. There were no transfers into or out of the levels during the period March 16, 2012 through February 28, 2013. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under this Agreement, the Adviser pays the operating expenses of the Fund except that the Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, and extraordinary or non-recurring expenses.  For its services, the Adviser receives an investment management fee equal to 1.25% of the average daily net assets of the Fund.  For the period March 16, 2012 through February 28, 2013, the Adviser earned $4,962.  At February 28, 2013, the Fund owed the Adviser $510.

ADMINISTRATOR: Control individuals, Mr. Daniel Hart and Greg Myers of Cortland Fund Services, LLC (the “Administrator”) also serve as trustees/officers of the Fund. The individuals receive benefits from the Administrator resulting from administrative fees paid to the Administrator of the Fund by the Adviser. Mr. John Myers, another Trustee of the Trust, is the father of Mr. Greg Myers.

DISTRIBUTION PLAN: The Fund has adopted a distribution plan (the “Plan”) pursuant to an agreement with the Trust. The Fund pays the distributor for certain distribution and promotion expenses related to marketing shares of the Fund pursuant to the Plan. At present, the Plan is not implemented, although the Board may do so at any time upon notice to shareholders.

5.  CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital for the Fund at February 28, 2013 was $431,367 representing 43,331 shares outstanding.

Transactions in capital stock for the period ended February 28, 2013 were as follows:

HAGIN Keystone Market Neutral Market Fund
	Shares	Amount
Shares sold and proceeds received	40,206	$ 400,038
Shares issued in reinvestment of distributions	-	-
Shares redeemed and proceeds paid	(6,875)	(65,038)
Net increase	33,331	$ 335,000
Beginning of Period – March 16, 2012	10,000	100,000
End of Period – February 28, 2013	43,331	$ 435,000

6.  DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations. The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the fair value of the stock index option, marked-to-market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

Transactions in purchased options during the period ended February 28, 2013 were as follows:

	Number of	Premiums Paid
	Contracts
Options outstanding at beginning of the period	-	$ -
Options purchased	6	170
Options exercised	(4)	(87)
Options expired	(2)	(83)
Options terminated in closing sale transaction	-	-
Options outstanding at end of period	-	$ -

Realized and unrealized gains and losses on derivatives contracts entered into during the period ended February 28, 2013, by the Fund, are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Options Purchased	Realized Loss on Options	$(83)	Change in Unrealized Appreciation on Options	$ 0

The Fund did not write options during the period March 16, 2012 through February 28, 2013.

7.  INVESTMENTS

For the period March 16, 2012 through February 28, 2013, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $638,167 and $430,159, respectively. For the period ended February 28, 2013, the cost of purchases and the proceeds from sales of U.S. Government securities aggregated $351,293 and $155,684, respectively.

8.  TAX MATTERS

As of February 28, 2013, the tax basis components of distributable earnings (accumulated losses) for the Fund were as follows:

Undistributed capital gain (accumulated losses)	$ (2,645)
Unrealized appreciation/(depreciation)	(24,275)
$(26,920)

For Federal income tax purposes, the cost of investments owned at February 28, 2013, was $670,153. At February 28, 2013, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 25,951
Gross unrealized depreciation on investment securities	(50,226)
Net unrealized appreciation on investment securities	$(24,275)

Book to tax differences are primarily attributable to deferred post-October losses of $16,680 and the deferral of late year losses totaling $658.

There were no distributions paid during the period March 16, 2012 through February 28, 2013.

9.  CAPITAL LOSS CARRYFORWARDS

As of February 28, 2013, the Fund had available for federal tax purposes unused short-term capital losses of $2,645, which is used to offset future short-term capital gains and has no expiration. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

10.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2013, 100% of the outstanding shares of the Fund are owned by HAGIN Capital, LLC, and as a result that entity may be deemed to control the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

HAGIN Keystone Market Neutral Fund (a series of Cottonwood Mutual Funds)

We have audited the accompanying statement of assets and liabilities of HAGIN Keystone Market Neutral Fund, a series of Cottonwood Mutual Funds (the “Fund”), including the schedules of investments and securities sold short, as of February 28, 2013, and the related statements of operations, changes in net assets, and the financial highlights for the period March 16, 2012 (commencement of operations) through February 28, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HAGIN Keystone Market Neutral Fund as of February 28, 2013, the results of its operations, the changes in its net assets, and its financial highlights for the period March 16, 2012 (commencement of operations) through February 28, 2013, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

April 29, 2013

HAGIN Keystone Market Neutral Fund
Expense Illustration
February 28, 2013 (Unaudited)

Expense Example

As a shareholder of the HAGIN Keystone Market Neutral Fund (the "Fund"), you incur ongoing costs which typically consist of management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2012 through February 28, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	September 1, 2012	February 28, 2013	September 1, 2012 to February 28, 2013

Actual	$1,000.00	$960.87	$6.08
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.60	$6.26

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

HAGIN KEYSTONE MARKET NEUTRAL FUND

TRUSTEES AND OFFICERS

FEBRUARY 28, 2013 (UNAUDITED)

Interested Trustees and Officers

Name, Address** and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s)during Past 5Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Daniel T. Hart* Age: 60	Chairman of the Board of Trustees and President	Indefinite Term; Since 2012	Managing Director and Head of Sales and Business Development, Cortland Fund Services, LLC, 2010 to present; Principal, International Financial Administration (providing administrative support to hedge funds and private equity funds) 2005 to 2010.	1	N/A
Julian Winters Age: 44	Chief Compliance Officer	Indefinite Term; Since 2012	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.	N/A	N/A
Greg Myers Age: 37	Treasurer	Indefinite Term; Since 2012	Managing Director of Cortland Capital Market Services since May 2008; Manager of Specialty Bank Loans for LaSalle Bank Global Securities and Trust Services Group; July 2003 to August 2008.	N/A	N/A
John H. Lively Age: 44	Secretary	Indefinite Term; Since 2012

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.

				N/A	N/A
Cynthia D. Baughman Age: 43	Assistant Secretary	Indefinite Term; Since 2012

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).

				N/A	N/A

*Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

**The address of each trustee and officer is c/o Cottonwood Mutual Funds, 225 West Washington Street, 21st Floor, Chicago, Illinois 60606.

Independent Trustees

Name, Address** and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s)during Past 5Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
John Myers*** Age: 70	Independent Trustee	Indefinite Term; Since 2012	Retired. Independent Financial Services Consultant, June 2006 to October 2007; Group Vice President, Asset Securitization, ABN AMRO, June 1998 – June 2006; Senior Banking Analyst, June 1996 to June 1998; various positions with BMO Harris Bank from 1970 to 1996, including Vice President, Banking Systems Architecture, Operations Manager, Acquisition of Harris Bank, and Conversion of Private Investment Funds to Mutual Funds.	1	None
Leif Bollinger Age: 41	Independent Trustee	Indefinite Term; Since 2012	Product Development Manager, CAN National Warranty Corporation, May 2011 to present; Vice President of Business and Product Development, Guardian Warranty, June 2008 to March 2010; Product Manager (Insurance), Harley Davidson Financial services, 2006 to 2008.	1	None

**The address of each trustee is c/o Cottonwood Mutual Funds, 225 West Washington Street, 21st Floor, Chicago, Illinois 60606.

*** Mr. John Myers is the father of Mr. Greg Myers.

HAGIN KEYSTONE MARKET NEUTRAL FUND

ADDITIONAL INFORMATION

FEBRUARY 28, 2013 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (877) 257-4240, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (877) 257-4240 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (877) 257-4240 to request a copy of the SAI or to make shareholder inquiries.

Investment Adviser

HAGIN Capital, LLC d.b.a. HAGIN Investment Management

Administrator

Cortland Fund Services LLC

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Distributor

Rafferty Capital Markets, LLC

Custodian
UMB Bank, N.A.

Legal Counsel

The Law Offices of John H. Lively & Associates, Inc.

A member firm of the 1940 Act Law Group™

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2013

$ 16,000

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2013

$ 3,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2013

$ 0

Nature of the fees:

Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COTTONWOOD MUTUAL FUNDS

By /s/ Daniel T. Hart

 Daniel T. Hart

 Trustee and Principal Executive Officer

Date  May 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Daniel T. Hart

Daniel T. Hart

Trustee and Principal Executive Officer

/s/ Greg Myers

Greg Myers

Treasurer and Principal Financial Officer

Date  May 1, 2013

* Print the name and title of each signing officer next his signature.